General	12 Months Ended
Dec. 31, 2017
General [Abstract]
GENERAL
NOTE 1:	GENERAL

a.	BiondVax Pharmaceuticals Ltd. (“the Company”) is focused on developing and ultimately, commercializing immunomodulation therapies for infectious diseases. The Company was incorporated on July 21, 2003 and started its activity on March 31, 2005.

b.	On June 7, 2007, the Company issued ordinary shares and options on the TASE.

c.	On May 15, 2015, the Company completed a public offering of securities in the United States. The Company allocated 1,910,000 American Depositary Shares (“ADS”) and warrants to purchase up to an aggragate of 2,038,000 ADSs. The immediate gross consideration for the offering amounted to a total of NIS 36,607 ($ 9,382). The offering expenses amounted to a total of NIS 5,576. On June 24, 2015, the Company issued an additional 110,000 ADS to the underwriters in consideration of a total gross amount of NIS 2,069 ($ 530). Issuance expenses amounted to NIS 134 (see Note 14e).

d.	On March 28, 2017, the Company received an approval from the Investment Center of the Ministry of Economy and Industry of the State of Israel, for a grant representing 20% of NIS 20,000 budget to be utilized towards the construction of a factory for the production of Phase 3 and commercial batches of the Company is product (“the Grant”). The receipt of the Grant is subject to certain terms and conditions, including those outlined under the Israeli Encouragement of Capital Investment Law,1959. The terms and conditions include, inter alia, the following: (a) at least 24% of the investments in the planned manufacturing facility’s fixed assets will be financed by additional share capital; (b) the Company will maintain its intellectual property and manufacturing facility in Israel for a period of at least 10 years.

e.	On July 20, 2017, the Compnay announced positive results for Phase 2b BVX-007 clinicaltrial, a clinical trial conducted with the collaboration of the European UNISEC consortium to work on promising concepts for a universal influenza vaccine.

f.	On August 30, 2017, the Company announced that its Board of Directors has decided to voluntarily delist from the Tel Aviv Stock Exchange (TASE), while remaining listed on NASDAQ. The Company announced that the delisting process of BiondVax’s shares from trading on the TASE will take place by the end of 2017. An announcement regarding the delisting procedure and timeline will follow. In addition, during the interim period, BiondVax’s shares will continue to be traded on the TASE. The Company also announced that the Board of Directors has also decided to form a committee to identify a new Chairman of the Board with relevant global experience, to guide the Company through the anticipated upcoming international Phase 3 trials and global commercialization. Professor Avner Rotman will continue to serve as Chairman until a suitable replacement is identified.

g.	On November 20, 2017, the Company announced the signing of a clinical trial agreement with the National Institute of Allergy and Infection Diseases of the U.S. National Institutes of Health for a Phase 2 clinical trial in the U.S. using BiondVax’s product candidate, M-001.

h.

During year ended December 31, 2017, the Company incurred a loss of NIS 34,551 ($ 9,966) and negative cash flows from operating activities of NIS 10,050 ($ 2,899) and it has an accumulated deficit of NIS 123,417 ($ 35,598) as of that date.

To date the Company has not generated any revenues yet and will need additional funds to finance its Phase 3 clinical trials in the future.